Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into this 8th day of July, 2005, by and between PACIFIC VEGAS GLOBAL STRATEGIES, INC., a Colorado corporation (the “Seller”), and JIANG ZUO (the “Buyer”).

RECITALS

WHEREAS, the Seller is the sole owner of FIFTY MILLION (50,000,000) shares (the “Shares”) of the issued and outstanding common stock of Cyber Technology Group Holdings Ltd. (“CTGH”), representing 100% of the issued and outstanding capital stock of CTGH;

WHEREAS, CTGH is an investment holding company incorporated in the British Virgin Islands in June 2000 and owns 100% of the capital stock of Pacific Vegas Development Ltd. (“PVD”);

WHEREAS, PVD is an information technology company incorporated in Samoa in April 2000 and owns 100% of the capital stock of Pacific Vegas International Ltd. (“PVI”);

WHEREAS, PVI is a company incorporated and located in the Commonwealth of Dominica since April 2000 and was established to conduct an offshore business of international sportsbook under the International Gaming License granted by the Government of the Commonwealth of Dominica;

WHEREAS, the Seller acquired CTGH on January 8, 2003, and since then until December 6, 2004, the Seller had operated, through CTGH and its subsidiaries, an international sportsbook business from the Commonwealth of Dominica by way of telecommunications and the Internet, and incurred significant financial losses in such business operations;

WHEREAS, on December 6, 2004, the Seller’s Board of Directors reviewed its business operations and financial conditions and resolved to cease its entire operations of sportsbook business as an immediate remedial action to prevent further financial losses, and since then the Seller has been in a non-operating status with no active business operations conducted by itself or any of its subsidiary companies;

WHEREAS, the Seller now desires to terminate and dispose its interest in the business of CTGH through disposition of the Shares; and

WHEREAS, the Buyer desires to purchase or acquire the Shares pursuant to and in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing recitals and the respective covenants and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                    SALE OF SHARES. The Seller hereby agrees to sell or transfer, and the Buyer hereby agrees to purchase or acquire, the Shares on the date of the Closing, for the consideration and on the terms and conditions specified herein.

2.                    CONSIDERATION.  As consideration for the acquisition of the Shares:

2.1              The purchase price to be paid by the Buyer for the Shares at the Closing shall be the amount of ONE-HUNDRED-TWENTY-FIVE-THOUSAND U.S. DOLLARS (US$125,000) in cash or cleared funds.

2.2              The Buyer hereby agrees to assume and pay, and to hold the Seller harmless from, all liabilities shown on the consolidated balance sheet of CTGH attached hereto as Exhibit A and incorporated herein by this reference. Further, the Buyer agrees to indemnify and hold the Seller harmless from and against any and all bank loans, mortgages, borrowings, liabilities, obligations, damages, losses, deficiencies, costs, penalties, interests and expenses existing in or arising out of the operations of CTGH on or before the date of this Agreement.

2.3              The Buyer hereby agrees to cancel and release the Seller upon the Closing from its liability to CTGH as set forth on Exhibit A as “Due from Holding Company” in the amount of US$549,288, or such other amount not exceeding US$549,288 as may be included on Exhibit A as amended at the Closing.

3.                    REPRESENTATION AND WARRANTY OF THE SELLER.   The Seller hereby represents and warrants to the Buyer that:

(1)      At the Closing, the Buyer shall receive good and marketable title to the Shares to be purchased by the Buyer pursuant to this Agreement, free and clear of any and all pledges, liens, claims, restrictions and encumbrances of any nature or kind;

(2)      The Seller has the full corporate power, authority and capacity, subject to the approval of the shareholders of the Seller, to transfer and deliver the Shares;

(3)      The Board of Directors of the Seller has duly approved and authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(4)      There is no claim, action, suit or proceeding pending or, to the actual knowledge of the Seller, threatened against or adversely affecting CTGH and/or its business or assets;

(5)      CTGH and its subsidiary companies have duly filed with the appropriate tax authorities all tax returns required to be filed by CTGH itself and/or its subsidiary companies; and

(6)      The Seller has previously made available to the Buyer a true, correct and complete list and copy of all material contracts and other material instruments to which, to the best knowledge of the Seller, CTGH or any of its subsidiary companies is a party.

4.                    REPRESENTATIONS AND WARRANTIES OF THE BUYER.   The Buyer hereby makes the following representations and warranties, each of which is being relied upon by the Seller:

(1)     There is no litigation, proceeding or investigation pending or threatened against the Buyer which may question or disapprove the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement; and

(2)     The Buyer is relying upon his own investigation and knowledge of the business and operations of CTGH in electing to purchase the Shares, having had such access to the books and records and other information relating to the business and operations of CTGH that he is able to make a fully informed decision regarding the merits and risks of purchase of the Shares, and is not relying upon information or representations provided by the Seller for such purpose.

5.                    ASSETS AND LIABILITIES OF CTGH. The Seller and the Buyer hereby agree that, to the best of their knowledge, the assets and liabilities shown on Exhibit A to this Agreement represent all of the outstanding assets and liabilities of CTGH as of the date of this Agreement, and further agree that Exhibit A may be updated at the Closing with then-current financial information.

6.                    INDEMNIFICATION. The Buyer acknowledges that all liabilities listed on Exhibit A hereto, as may be amended at the Closing, are the obligation of CTGH but not the obligation of the Seller. By execution of this Agreement, the Buyer agrees to indemnify and hold the Seller and its officers, directors, agents and employees harmless from any and all liability, loss, expense, cost or damage of any kind or nature whatsoever that the Seller and/or its officers, directors, agents and employees may at any time incur with respect to any of such liabilities.

7.                    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Both parties acknowledge that all representations, warranties and agreements contained in this Agreement or any certificate or other instrument delivered by the Seller or the Buyer pursuant to this Agreement shall be deemed to be made as of the Closing, as well as of the date hereof, and shall survive the Closing.

8.                    RISK OF LOSS. The risk of loss or damage to the assets of CTGH prior to the Closing shall be upon CTGH and the Seller. The risk of loss or damage to the assets of CTGH from the time of the Closing and thereafter shall be upon CTGH and the Buyer.

9.                    NOTICES. All notices, letters, certificates, financial statements, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given if delivered in person or deposited in the United States mail (registered or certified, return receipt requested), by facsimile transmission (subject to confirmation of successful transmission), or otherwise actually delivered.

(1)  For delivery to the Seller:

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

16/F, Winsome House

73 Wyndham Street, Central

Hong Kong

with a copy to its designated attorney (such a copy shall not constitute notice):

ANDREW N. BERNSTEIN, ESQ.

Andrew N. Bernstein, P.C.

5445 DTC Parkway, Suite 520

Greenwood Village, Colorado 80111, USA

(2)     For delivery to the Buyer:

JIANG ZUO

10F, One Lafayette Square

132 Leviste Street, Makati City 1227

Manila, Philippines

10.              BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, legal representatives, successors and assigns.

11.              ENTIRETY. This Agreement shall constitute the entire agreement of the parties hereto and supersede any and all prior agreements, arrangements, covenants, and/or understandings between the parties relating to the subject matter hereof. There are no oral understandings, statements, commitments, promises and/or inducements between the two parties contrary to the terms of this Agreement. The representations, warranties, covenants and agreements between the two parties shall be as set forth herein, and neither party shall be bound by any prior, contemporaneous or subsequent statement, condition, representation or understanding unless the same is set forth in a written amendment attached hereto and signed by the parties hereto.

12.              GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado.

13.              SECURITIES DISCLOSURE. The Buyer acknowledges and understands that the Shares have not been registered under the U.S. Securities Act of 1933, as amended, and may not be sold without compliance with that Act, and that there is no present market for the Shares. The Buyer has been given access to all information concerning the business and operations of CTGH and its subsidiary companies and has been given the opportunity to inquire and receive information from the Seller to his satisfaction. The Buyer understands the substantial risks involved in purchasing the Shares and has made an informed decision based upon his own analysis and judgment to purchase the Shares.

14.              CLOSING. The term “Closing” as used herein shall mean and refer to the date and time that the sale, purchase, transfers, assignments, and deliveries required to consummate the transactions contemplated by this Agreement occur. The Closing shall take place at the offices of Andrew N. Bernstein, P.C. as soon as practicable after the Seller has received the approval of its shareholders as required by Colorado law.

14.1             At the Closing, the Seller will deliver to the Buyer:

(1)               The stock certificates representing the Shares duly endorsed in favor of the Buyer or accompanied by an appropriate stock power;

(2)               The stock certificates representing 100% of the capital stock of each of PVD and PVI;

(3)               The treasury bond certificates in the amount of US$100,000 issued by the Government of the Commonwealth of Dominica to PVI for its deposit for the International Gaming License; and

(4)               All corporate files and documents of CTGH, PVD and PVI, including, but not limited to, certificates of incorporation and related documents, accounting books and related papers and instruments, contracts, agreements and such other documents with any third parties, licenses and related instruments, and all other material documents and instruments in connection with the subject companies.

14.2             At the Closing, the Buyer shall deliver to the Seller:

(1)               A duly authorized check or wire transfer payment in favor of the Seller or its designated attorney in the amount of ONE-HUNDRED-TWENTY-FIVE-THOUSAND U.S. DOLLARS (US$125,000); and

(2)               A duly executed statement for release, cancellation and waiver of the liability of the Seller to CTGH covering the amount of US$549,288 as set forth on Exhibit A as “Due from Holding Company”, or such other amount not exceeding US$549,288 as may be included on Exhibit A as amended at the Closing.

15.              EXHIBIT A.   The Exhibit A attached hereto is an integral part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

For and on behalf of the SELLER
PACIFIC VEGAS GLOBAL STRATEGIES, INC.

Raymond Chou
President and CEO

For and on behalf of the BUYER
JIANG ZUO

Jiang Zuo

EXHIBIT A

CYBER TECHNOLOGY GROUP HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

As at June 30, 2005 and December 31, 2004

(Unaudited)

	Note	June 30, 2005	December 31, 2004
		USD$	USD$
Assets
Current Assets
Cash and Cash Equivalents		10,486	40,506
Due from Holding Company	5	549,588	530,081
Deposits	3	—	15,761
Total Current Assets		559,774	586,348
Property, Plant and Equipment, net	4	—	—
Total Assets		559,774	586,348

Liabilities and Stockholders’ Equity
Current Liabilities
Accrued Expenses		20,993	141,606
Other Payables		3,367
Due to a Director	6	857,871	674,744
Total Current Liabilities		882,231	816,350

Stockholders’ Equity
Common Stock
Authorized: 200,000,000 shares of common stock with US$0.05 par value, as at June 30, 2005 and December 31, 2004
Issued and outstanding: 50,000,000 shares of common stock with US$0.05 par value, as at June 30, 2005 and December 31, 2004		2,500,000	2,500,000
Accumulated Losses		(2,822,457)	(2,730,002)
Total Stockholders’ Equity		(322,457)	(230,002)
Total Liabilities and Stockholders’ Equity		559,774	586,348

The accompanying notes are an integral part of the consolidated balance sheets.

NOTES TO CONSOLIDATED BALANCE SHEETS

1.                   ORGANIZATION AND PRINCIPAL ACTIVITIES

Cyber Technology Group Holdings Ltd. (“CTGH”) is an investment holding company incorporated in the British Virgin Islands in June 2000. As the holding company of the Group, CTGH owns 100% of the capital shares of Pacific Vegas Development Ltd. (“PVD”), which in turn owns 100% capital shares of Pacific Vegas International Ltd. (“PVI”).

PVD is an IT company, incorporated in Samoa in April 2000, engaged in the business of system solutions development and technical supporting services for e-business, especially e-gaming related business. PVD is the sole shareholder of PVI.

PVI is a company incorporated and located in the Commonwealth of Dominica since April 2000, established to conduct an offshore business of international sportsbook under the International Gaming License granted by the Government of the Commonwealth of Dominica.

In January 2003, CTGH was acquired by Pacific Vegas Global Strategies, Inc. (“PVGS”), a Colorado corporation, and CTGH has since then become a wholly owned subsidiary of PVGS.

The principal business activities of CTGH had been, through its subsidiaries, conducting an international sportsbook business from the Commonwealth of Dominica by way of telecommunications and the Internet, until December 6, 2004 when the Board of Directors of PVGS resolved to cease the operations of such business due to significant financial losses.

CTGH has been in an inactive or non-operating status since December 6, 2004, with no active business operations conducted by itself or any of its subsidiary companies.

2.                   PRINCIPALS OF CONSOLIDATION

The accompanying unaudited consolidated balance sheets as at June 30, 2005 and December 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America to present fairly the financial position of the Group as at the dates presented.

The accompanying unaudited consolidated balance sheets as at June 30, 2005 and December 31, 2004 comprise the accounts of CTGH and its wholly owned subsidiaries, namely PVD and PVI. All material intercompany balances and transactions have been eliminated on consolidation.

3.                   DEPOSIT FOR GAMING LICENSE

The Group has a deposit of US$100,000 at the Government of the Commonwealth of Dominica for the International Gaming License granted to PVI. Management considered that the deposit may not be recoverable and determined it be written off from the books. Accordingly, full provision for this unrecoverable deposit has been made as of December 31, 2004.

4.                    PROPERTY, PLANT AND EQUIPMENT, NET

The Group has property, plant and equipment at cost and accumulated depreciation of US$1,145,874 respectively as at June 30, 2005 and December 31, 2004. At the end of the third quarter 2004, management determined that property, plant and equipment had been impaired as a result of the significant decline in the sportsbook business. Accordingly, a non-cash provision for impairment loss of US$643,864 related to property, plant and equipment was made in accordance with the provision of SFAS 144.

Summary of property, plant and equipment is as follows:

	June 30, 2005 (Unaudited)	December 31,2004 (Unaudited)	September 30, 2004 (Unaudited)
	US$	US$	US$

Net work system	536,128	536,128	833,392
Telecommunication system	36,860	36,860	56,708
Office equipment	25,864	25,864	49,785
Leasehold improvement	6,056	6,056	13,652
Furniture and fixtures	845	845	1,301
Website development	540,121	540,121	834,900
	1,145,874	1,145,874	1,789,738
Accumulated depreciation	(1,145,874)	(1,145,874)	(1,145,874)
Provision for impairment loss			(643,864)
	—	—	—

The impairment loss establishes a new cost basis for property, plant and equipment. Accordingly the amount of each item of property, plant and equipment has been netted against the original cost.

The Group remained its possession of all items of the impaired property, plant and equipment with zero net carrying value on the book.

5.                    DUE FROM HOLDING COMPANY

The balance of due from holding company represents the amount due from PVGS, the holding company, for the payments made by CTGH for the expenses incurred by PVGS. The amount due is unsecured, interest free and has no fixed term of repayment.

6.                    DUE TO A DIRECTOR

The balance of due to a director represents the amount due to a director of CTGH for his loans to CTGH. The amount due is unsecured, interest free and has no fixed term of repayment.